SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 26, 2008

VERTIS, INC.

d/b/a Vertis Communications

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET
BALTIMORE, MARYLAND		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03                             BANKRUPTCY OR RECEIVERSHIP

As previously disclosed, on July 15, 2008, Vertis Holdings, Inc. (“Holdings”), Vertis, Inc. (the “Company”), and certain of the Company’s direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).  The Chapter 11 cases are being jointly administered under the caption In re Vertis Holdings, Inc., Chapter 11 Case No. 08-11460 (CSS) (jointly administered) (the “Chapter 11 Case”).  The Debtors continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

On August 26, 2008, the Bankruptcy Court entered an order (the “Confirmation Order”) (i) approving the Disclosure Statement (the “Disclosure Statement”) relating to the Debtors’ pre-packaged chapter 11 plan of reorganization (the “Plan”) and the Debtors’ procedures for soliciting votes on the Plan and (ii) confirming the Plan.  The Disclosure Statement was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 11, 2008. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  A copy of the press release announcing the confirmation of the Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The following is a summary of the matters to occur pursuant to the Plan.  This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan.

The Plan provides for a financial restructuring (the “Restructuring”) of the Company’s senior and subordinated indebtedness. Under the Restructuring, (i) holders of the $350 million of the Company’s 9.75% Senior Secured Second Lien Notes due 2009 (the “Second Lien Notes”) will receive new second lien notes of the Company in the same principal amount as their existing notes, (ii) holders of the Company’s 10.875% Senior Notes due 2009 (the “Senior Notes”) will receive $107 million of new senior notes of the Company and approximately 57% of the new common stock of Holdings and (iii) holders of the Company’s 13.5% Senior Subordinated Notes due 2009 will receive $27 million of new senior notes of the Company, 10% of the new common stock of Holdings and warrants to acquire 11.5% of the new common stock of Holdings with an exercise price of $0.01 per share (exercisable under certain specified circumstances).  The holders of certain unsecured mezzanine notes of Holdings, as well as certain other creditors of Holdings, are receiving a combination of cash and new common stock of Holdings.  The holders of the existing common stock of Holdings will have their shares cancelled and receive no distribution.  The Company will also distribute to the holders of the $280 million of American Color Graphics, Inc. (“ACG”) 10% Senior Second Secured Notes due 2010 $66 million of new senior notes of the Company and approximately 33% of the new common stock of Holdings.  The notes, common stock, warrants and shares of common stock to be issued upon exercise of the warrants are exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 1145 of the Bankruptcy Code.

Although the Bankruptcy Court entered the Confirmation Order on August 26, 2008, the Plan is not yet effective.  The Plan provides that it will become effective upon the satisfaction or waiver of certain conditions precedent, including, but not limited to, the (i) occurrence of the effectiveness of the pre-packaged chapter 11 plan of reorganization (the “ACG Prepackaged Plan”) of ACG Holdings, Inc. (“ACG Holdings”), ACG and certain of ACG’s direct and indirect subsidiaries simultaneous with the Plan, (ii) consummation of the transactions contemplated by the Agreement and Plan of Merger dated May 22, 2008 (the “Merger Agreement”) by and among Holdings, the Company, Victory Merger Sub, LLC and ACG Holdings, (iii) continued effectiveness of the Restructuring and Lock-up Agreement dated May 22, 2008 by and among Holdings, Vertis, ACG Holdings, ACG and the other parties thereto, (iv) execution and delivery by the parties thereto of all agreements, instruments or other documents necessary to implement the terms and provisions of the Plan, including, among others, the Merger Agreement, the exit financing and the documents comprising the plan supplement, (v) receipt of all necessary regulatory approvals, (vi) receipt of all necessary consents and (vii) proceeds of the exit financing being made available to the Debtors.  The Company anticipates that the effective date of the Plan will occur around the middle of September 2008.

The Plan provides that other general unsecured claims (other than those against Holdings) will be unimpaired. Administrative expense claims and priority claims will be paid in full.

Information regarding the assets and liabilities of the Debtors and the number of shares of the Company and Holdings issued and outstanding, the number reserved for future issuance in respect of claims and interests filed and allowed under the Plan and the aggregate total of such numbers is contained in the Disclosure Statement.

Following consummation of the Plan, the Company will be filing a Form 15 with the Securities and Exchange Commission to terminate its filing obligations under the Securities Exchange Act of 1934, as amended.

ITEM 3.02.                          UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 3.03.                          MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

ITEM 5.01.                          CHANGES IN CONTROL OF REGISTRANT

The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

ITEM 9.01.                          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

2.1                                     Order of the Bankruptcy Court, dated August 26, 2008, confirming the Debtors’ Joint Prepackaged Plan of Reorganization, together with such Joint Plan of Reorganization, as so confirmed.

99.1                           Press Release, dated August 26, 2008, issued by Vertis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ Barry Kohn
Name: Barry Kohn
Title: Chief Financial Officer

Date:  August 27, 2008

EXHIBIT INDEX

Exhibit Number	Description

2.1	Order of the Bankruptcy Court, dated August 26, 2008, confirming the Debtors’ Joint Prepackaged Plan of Reorganization, together with such Joint Plan of Reorganization, as so confirmed.

99.1	Press Release, dated August 26, 2008, issued by Vertis, Inc.